PROMISSORY NOTE


U.S. $1,800,000                                                   March 25, 1998


         FOR VALUE RECEIVED, OLAJUWON HOLDINGS, INC., a Texas corporation ("OHI"), hereby promises to pay to the order of DENAMERICA CORP., a Georgia corporation ("DAC"), at the office of DAC located at 7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253, the principal amount of ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($1,800,000.00), together with interest on the principal balance outstanding hereunder, at a per annum rate equal to the Stated Interest Rate specified below or, to the extent applicable, the Default Interest Rate specified below, in accordance with the following terms and conditions:

         1. Contracted For Rate of Interest. The contracted for rate of interest of the indebtedness evidenced hereby, without limitation, shall consist of the following:

                  (a) The Stated Interest Rate (as hereinafter defined), as from time to time in effect, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance from time to time outstanding hereunder;

                  (b) The Default Interest Rate (as hereinafter defined), as from time to time in effect, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance from time to time outstanding hereunder; and

                  (c) All Additional Sums (as hereinafter defined), if any.

OHI agrees to pay an effective contracted for rate of interest which is the sum of the Stated Interest Rate referred to in Subsection 1(a) above, plus any additional rate of interest resulting from the application of the Default Interest Rate referred to in Sub-section 1(b) above, and the Additional Sums, if any, referred to in Subsection 1(c) above.

         2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder from time to time shall bear interest at the Stated Interest Rate. The Stated Interest Rate shall be equal to 10% per annum until the first anniversary of the date of this Note and, if this Note is extended pursuant to Section 4(b), 11% per annum thereafter.

         3. Default Interest Rate. The Default Interest Rate shall be 12% per annum. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the earlier of: (a) the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full; or (b) the date on which such Event of Default is timely cured in a manner satisfactory to DAC, (i) if OHI is specifically granted a right to cure such Event of Default in any of the agreements, instruments
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or documents (collectively, the "Purchase Documents") entered into in connection with the Asset Purchase Agreement (as defined below) or (ii) if no such right to cure is specifically granted, then DAC, in its sole and absolute discretion, permits such Event of Default to be cured.

         4. Payments. This Note shall be payable as follows:

                  (a) Interest. Any and all interest that has accrued under this Note shall be paid on the dates that are six months and twelve months after the date hereof and, if the Note term is extended pursuant to Section 4(b), on the dates that are eighteen and twenty-four months after the date hereof; provided, however, that any and all accrued interest shall be paid in full on or before the date that the principal balance of this Note is paid.

                  (b) Principal. The entire principal balance of this Note shall be paid on the date that is twelve months after the date hereof; provided, however, that if an Event of Default (as defined below) has not occurred on or before such date, OHI shall be entitled to defer the payment of principal for up to an additional twelve months by providing DAC with written notice thereof at least thirty days prior to the one-year anniversary of the date hereof.

         5. Application and Place of Payments. Payments received by DAC with respect to the indebtedness evidenced hereby shall be applied in such order and manner as DAC in its sole and absolute discretion may elect. Unless otherwise elected by DAC, all such payments shall first be applied to accrued and unpaid interest at the Stated Interest Rate and, to the extent applicable, the Default Interest Rate, next to the principal balance then outstanding hereunder, and the remainder to any Additional Sums or other costs or added charges provided for herein or in any of the Purchase Documents. Payments hereunder shall be made at the address for DAC first set forth above, or at such other address as DAC may specify to OHI in writing.

         6. Prepayments. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, without penalty, provided that all previously matured interest and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless DAC, in its sole and absolute discretion, agrees in writing to such change. At the option of DAC, partial prepayments shall be applied in the inverse order of maturity.

         7. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of DAC, shall become immediately due and payable, without any notice to
OHI:

                  (a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder and such principal, interest or other amount shall remain unpaid for five or more days;
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                  (b) The  failure of OHI to comply with any  provision  of this
Note and OHI's failure to cure such noncompliance within ten (10) days after receipt of written notice thereof from DAC;

                  (c) The failure of OHI or Akinola Olajuwon ("Olajuwon") to comply subsequent to the date hereof with any provision of the Negative Working Capital Note, Second Mortgage or Guaranty and OHI's failure to cure such noncompliance within ten (10) days after receipt of written notice thereof from DAC or such other time to cure as is expressly permitted in such document, instrument or agreement;

                  (d)  The   dissolution,   winding-up  or  termination  of  the
existence of OHI;

                  (e) The making by OHI or any other person or entity who is or may become liable hereunder of an assignment for the benefit of its creditors;

                  (f) The appointment of (or application for appointment of) a receiver of OHI or any other person or entity who is or may become liable hereunder, or the involuntary filing against or voluntary filing by OHI, or any other person or entity who is or may become liable hereunder, of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to OHI or any person or entity who is or may become liable hereunder, or any property of OHI or property of any person or entity who is or may become liable hereunder; or

                  (g) OHI transfers any right or obligation under this Note without DAC's prior written consent.

         8.   Guaranty/Collateral.   OHI's   obligations  under  this  Note  are
guaranteed by Olajuwon under the Guaranty and additionally secured by the property described in the Second Mortgage.

         9. Additional Sums. All fees, charges, goods, things in action or any other sums or things of value, other than the interest resulting from the Stated Interest Rate and the Default Interest Rate, as applicable, paid or payable by OHI (collectively, the "Additional Sums"), whether pursuant to this Note, the Purchase Documents or any other document or instrument in any way pertaining to this transaction, or otherwise with respect to this transaction, that, under the laws of the State of Arizona, may be deemed to be interest with respect to this transaction, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to this transaction, shall be payable by OHI as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums. OHI understands and believes that this transaction complies with the usury laws of the State of Arizona; however, if any interest or other charges in connection with this transaction are ever determined to exceed the maximum amount permitted by law, then OHI agrees that:
(a) the amount of interest or charges payable pursuant to this transaction shall be reduced to the maximum amount permitted by law; and (b) any excess amount previously
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
collected from OHI in connection with this transaction that exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder. If the outstanding principal balance hereunder has been paid in full, the excess amount paid will be refunded to OHI.

         10. Waivers. Except as set forth in this Note or the Purchase Documents, to the extent permitted by applicable law, OHI, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (b) recourse to guaranty or suretyship defenses (including, without limitation, the right to require the DAC to bring an action on this Note). DAC may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of OHI or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

         11. Costs of Collection. OHI agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect the collateral which is security for the indebtedness evidenced hereby, or to exercise any other right or remedy hereunder or in the Purchase Documents, or in the event DAC is made party to any litigation because of the existence of the indebtedness evidenced hereby, or if at any time DAC should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the indebtedness evidenced hereby. In the event of any court proceeding, attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by DAC.

         12. No Waiver by DAC. No delay or failure of DAC in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

         13. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

         14. Jurisdiction and Venue. OHI hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against OHI or DAC involving any alleged breach or failure by any party to pay, perform or observe any sums, obligations or covenants to be paid, performed or observed by it under this Note or the Purchase Documents, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Note or the Purchase Documents, regardless of whether such actions or proceedings shall be for damages, specific performance or declaratory relief or otherwise, such actions, in the sole and absolute discretion of DAC, may be required to be brought in Maricopa County, Arizona; and
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
OHI hereby submits to the jurisdiction of the State of Arizona for such purposes and agrees that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona; and OHI hereby waives any and all defenses in such jurisdiction and venue.

         15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

         16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the Purchase Documents, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

         17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         18. Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of DAC in order to effectuate the other provisions hereof.

         19. Binding Nature. The provisions of this Note shall be binding upon OHI and the successors and assigns of OHI, and shall inure to the benefit of DAC and any subsequent holder of all or any portion of this Note, and their respective successors and assigns. DAC may from time to time transfer all or any part of its interest in this Note without notice to OHI.

         20. Notice. Any notice or other communication with respect to this Note shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to DAC, be addressed to DAC at the office of DAC set forth above, or to such other address as DAC shall have specified to OHI by like notice; and (d) if directed to OHI, be addressed to OHI at the address for OHI set forth below OHI's name, or to such other address as OHI shall have specified by like notice.

         21. Section Headings. The section headings set forth in this Note are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Note.

         22. Construction. This Note shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Note.

         23. Subordination. All indebtedness evidenced by this Note is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the
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
terms of, the Intercreditor and Subordination Agreement, dated March 25, 1998 (the "Subordination Agreement"), as the same may be amended, modified or otherwise supplemented from time to time, by and among Olajuwon Holdings, Inc. and Akinola Olajuwon, as debtors and Global Alliance Finance Company, L.L.C., as Senior Lender, and the holders from time to time of the obligations arising under the Subordinated Notes referred to in the Subordination Agreement, including, without limitation, this Note.

         24. Definitions. Unless otherwise deferred herein, all capitalized terms shall have the meanings assigned to such terms in the Asset Purchase Agreement, dated as of January 27, 1998 (the "Asset Purchase Agreement"), by and between DAC, OHI and Akinola Olajuwon.

         25. Post-Closing Agreement. This Note shall be subject to the terms contained in the Post-Closing Agreement between DAC and OHI dated as of the date hereof.

         IN WITNESS WHEREOF, OHI has executed this Note as of the date first set forth above.

                                                     OLAJUWON HOLDINGS, INC.



                                                      /s/ Akinola Olajuwon
                                                     -------------------------
                                                     By:  Akinola Olajuwon
                                                     Its: President

                                                     Address of OHI:

                                                     10375 Richmond Avenue
                                                     -------------------------
                                                     Suite 1105
                                                     -------------------------
                                                     Houston, Texas 77042
                                                     -------------------------
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